                                                                Exhibit 99


[ANHEUSER BUSCH logo]

                                                                      News


For more information, contact:
Loren Wassell, (314) 577-0733


FOR IMMEDIATE RELEASE
---------------------

                         ANHEUSER-BUSCH COS. REPORTS
         FINANCIAL RESULTS FOR THE FOURTH QUARTER AND FULL YEAR 2005
         -----------------------------------------------------------

         ST. LOUIS, February 1, 2006 - Anheuser-Busch Cos. Inc. today reported that consolidated net sales increased 0.7 percent for the full year 2005, while diluted earnings per share (excluding one-time gains in both 2005 and 2004 plus a legal settlement in 2005) declined 11 percent (1)/. Fourth quarter 2005 net sales were essentially level and earnings per share decreased 33 percent (1)/.
         "We've had a challenging year in the domestic beer business and our 2005 sales and earnings per share were disappointing," said Patrick Stokes, president and chief executive officer of the company. "However, as we move into 2006 we are encouraged with the progress of the company's initiatives to enhance beer volume and market share growth. Wholesaler sales-to-retailers were up (selling day adjusted) 0.8 percent in the second half of 2005 and were up 1.8 percent from Labor Day through the end of 2005. Additionally, IRI data shows Anheuser-Busch increased its market share in supermarkets in the second half of the year. We are pleased with this progress and anticipate sales and earnings growth in 2006 (2)/.
         "The domestic beer business is currently implementing previously announced revenue enhancement initiatives. Moderate price increases and discount reductions will cover the majority of the company's domestic volume. As in the past, pricing initiatives are tailored to specific markets, brands and packages."

                                  - more -

Fourth Quarter Earnings
Anheuser-Busch
Add One



BEER SALES RESULTS
------------------

         The company's reported beer volume for the fourth quarter and full year 2005 is summarized in the following table:

--------------------------------------------------------------------------------------------------------------------
                     Reported Beer Volume (millions of barrels) for Periods Ended December 31
--------------------------------------------------------------------------------------------------------------------
                                                 Fourth Quarter                             Full Year
                                     ---------------------------------------    -----------------------------------
                                                        Vs. 2004                                 Vs. 2004
                                                   -------------------------              -------------------------
                                      2005         Barrels              %       2005      Barrels             %
                                      -----        -------          --------    -----     -------         ---------
Domestic                               23.1         Up 0.2           Up 0.8%    101.1     Dn (1.9)        Dn (1.8)%
International                           5.4         Up 0.6          Up 13.3%     20.8       Up 7.0         Up 50.8%
                                      -----        -------          --------    -----     --------        ---------
    Worldwide A-B Brands               28.5         Up 0.8           Up 2.9%    121.9       Up 5.1          Up 4.4%
Int'l Equity Partners Brands            6.7         Up 2.1          Up 46.3%     26.4       Up 7.1         Up 36.6%
                                      -----        -------          --------    -----     --------        ---------
    Total Brands                       35.2         Up 2.9           Up 9.1%    148.3      Up 12.2          Up 9.0%
                                      =====        =======          ========    =====     ========        =========
--------------------------------------------------------------------------------------------------------------------

         During the fourth quarter 2005, domestic beer sales-to-wholesalers increased 0.8 percent, while wholesaler sales-to-retailers increased 2.7 percent (selling day adjusted). For full year 2005, domestic beer sales-to-wholesalers declined 1.8 percent while wholesaler sales-to-retailers increased 0.2 percent (selling day adjusted). Sales-to-retailers results have been led by the Budweiser Family, benefiting from the February introduction of Budweiser Select. Wholesaler inventories were reduced significantly during 2005, ending the year over two days lower than the end of 2004.
         The company's estimated domestic market share (excluding exports) for 2005 was 48.7 percent, compared with 2004 market share of 49.6 percent. Domestic market share is based on estimated U.S. beer industry shipment volume using information provided by the Beer Institute and the U.S. Department of Commerce. Anheuser-Busch's shipment-based market share performance was adversely impacted by the company's wholesaler inventory reduction. As noted, the company gained market share at the consumer level in supermarkets in the second half of 2005, according to IRI data.

Fourth Quarter Earnings
Anheuser-Busch
Add Two


         International beer volume, consisting of Anheuser-Busch brands produced overseas by company-owned breweries and under license and contract brewing agreements, plus exports from the company's U.S. breweries to markets around the world, increased 13.3 percent for the fourth quarter and
50.8 percent for the full year 2005. These increases were primarily due to increased volume for China Budweiser operations, Canada and Mexico, and the impact of the Harbin Brewery acquisition in mid-2004. International volume excluding the impact of Harbin increased 3.8 percent for the full year.
         Worldwide Anheuser-Busch brands volume, comprised of domestic volume and international volume, increased 2.9 percent and 4.4 percent, respectively, for the fourth quarter and full year 2005 to 28.5 million and
121.9 million barrels.
         International equity partners' brands volume (representing the company's share of its foreign equity partners' volume on a one-month lag basis) grew 46.3 percent and 36.6 percent, respectively, for the fourth quarter and full year 2005 due to Modelo volume growth and the addition of Tsingtao equity volume beginning in May 2005, partially offset by the sale of the company's equity investment in Compania Cervecerias Unidas S.A. (CCU) in the fourth quarter 2004.
         Total brands volume, which combines worldwide Anheuser-Busch brand volume with international equity partners volume was 35.2 million barrels in the fourth quarter 2005, up 2.9 million barrels, or 9.1 percent over fourth quarter 2004. Total brands volume was up 9.0 percent, to 148.3 million barrels for the full year 2005.

Fourth Quarter Earnings
Anheuser-Busch
Add Three


FOURTH QUARTER 2005 FINANCIAL RESULTS
-------------------------------------

         Key operating results for the fourth quarter 2005 vs. 2004 are summarized below:

----------------------------------------------------------------------------------------------------------------------
                                                                       ($ in millions, except per share)
                                                        --------------------------------------------------------------
                                                             Fourth Quarter                      2005 vs. 2004
                                                        --------------------------       -----------------------------
                                                          2005              2004               $                 %
                                                        --------          --------       -----------      ------------
Gross Sales                                              $3,882            $3,880             Up $2             --

Net Sales                                                $3,365            $3,367           Dn $(2)         Dn (0.1)%

Income Before Income Taxes                                 $168              $370         Dn $(202)        Dn (54.7)%

Equity Income                                              $108              $105             Up $3           Up 2.7%

Net Income                                                 $201              $332         Dn $(131)        Dn (39.5)%

Diluted Earnings per Share                                 $.26              $.42         Dn $(.16)        Dn (38.1)%
----------------------------------------------------------------------------------------------------------------------

     A discussion of financial highlights for the fourth quarter 2005 follows:

o Net sales were essentially level with prior year due to lower domestic beer sales revenue mostly offset by sales increases for international beer, packaging operations and entertainment operations.

     Domestic beer segment sales revenue declined 2.3 percent on lower revenue per barrel partially offset by higher beer sales volume. Domestic revenue per barrel (3)/ decreased 2.7 percent in the fourth quarter 2005 vs. prior year primarily due to the deferral of price increases in a number of markets until early 2006 and higher promotional activities.

     Reported income before income taxes decreased 55 percent vs. the fourth quarter 2004, reflecting lower profits in the domestic beer, international beer and packaging segments. Excluding the $13.4 million gain from the CCU sale in 2004, pretax income for 2005 decreased 53 percent (1)/.

Fourth Quarter Earnings
Anheuser-Busch
Add Four


     Domestic beer pretax income decreased 28 percent due to lower revenue per barrel and higher costs, partially offset by higher beer sales volume. Higher costs resulted from commodity cost pressures for aluminum, glass and energy, plus costs for new packaging initiatives such as applied plastic labels and aluminum bottles.

     International beer pretax income decreased $24 million in 2005 primarily due to lower results in China and the impact of the CCU sale gain in 2004. Excluding the CCU gain, international beer 2005 pretax profits decreased 39 percent (4)/ vs. prior year.

     Packaging segment pretax profits were down $5 million primarily due to higher energy and material costs for glass and can manufacturing operations and lower profits for the label manufacturing operation.

     Entertainment segment pretax results increased $2 million due primarily to increased attendance.

     Equity income increased $3 million in the fourth quarter 2005 vs. 2004, reflecting the benefit of Grupo Modelo volume growth, a lower Mexican income tax rate and the inclusion of Tsingtao equity earnings in 2005. Equity income for 2004 includes a one-time $18 million deferred income tax benefit from a reduction in Mexican tax rates. Excluding this benefit from 2004 results, equity income increased 24 percent (1)/ in 2005. This tax rate benefit was partially offset in 2004 by $8 million in higher U.S. deferred income taxes in the consolidated tax provision.

Fourth Quarter Earnings
Anheuser-Busch
Add Five


o Net income and diluted earnings per share decreased 39.5 percent and 38 percent, respectively, for the fourth quarter to $201 million and $.26, respectively. Excluding the CCU sale gain and the Mexican deferred income tax benefit from 2004 results, net income and diluted earnings per share for the fourth quarter 2005 decreased 35 percent and 33 percent, respectively (1)/. The effective income tax rate of 44.4 percent for the fourth quarter 2005 increased 580 basis points compared to 2004 due to the disproportionate impact of U.S. income taxes related to equity subsidiaries in the fourth quarter and higher current and deferred foreign taxes.

FULL YEAR 2005 FINANCIAL RESULTS
--------------------------------

         Key operating results for the full year 2005 vs. 2004 are summarized below:

----------------------------------------------------------------------------------------------------------------------
                                                                        ($ in millions, except per share)
                                                        --------------------------------------------------------------
                                                                Full Year                        2005 vs. 2004
                                                        --------------------------       -----------------------------
                                                          2005              2004              $                 %
                                                        --------          --------       -----------      ------------
Gross Sales                                             $17,254           $17,160            Up $94           Up 0.5%

Net Sales                                               $15,036           $14,934           Up $102           Up 0.7%

Income Before Income Taxes                               $2,192            $2,999         Dn $(807)        Dn (26.9)%

Equity Income                                              $498              $404            Up $94          Up 23.3%

Net Income                                               $1,839            $2,240         Dn $(401)        Dn (17.9)%

Diluted Earnings per Share                                $2.35             $2.77         Dn $(.42)        Dn (15.2)%
----------------------------------------------------------------------------------------------------------------------

     A discussion of financial highlights for the full year 2005 follows:

o Net sales increased 0.7 percent vs. 2004, due primarily to higher international beer sales in China, Canada and Mexico, increased packaging operations sales and higher entertainment segment sales, partially offset by lower domestic beer sales revenue.

Fourth Quarter Earnings
Anheuser-Busch
Add Six


     Domestic beer segment sales revenue decreased 2.5 percent primarily due to lower beer sales volume and slightly lower revenue per barrel. Domestic revenue per barrel decreased 0.5 percent for the year.

o Reported income before income taxes decreased 27 percent vs. 2004, primarily reflecting lower profits in domestic beer, international beer and packaging operations, partially offset by improved results from entertainment operations.

     Income before income taxes includes the impact of previously disclosed one-time gains in both 2005 and 2004 plus the 2005 litigation settlement. Excluding these one-time items from both years, income before income taxes decreased 23 percent (1)/.

     Pretax income for international beer decreased $44 million for the full year primarily due to lower profits in China and the United Kingdom and the impact of the CCU sale gain in 2004, partially offset by improved results in Canada. Excluding the CCU sale gain, pretax income for international beer decreased 26 percent (4)/.

     Packaging segment pretax profits were down $22 million during the full year 2005 due to higher energy and materials costs for can and glass manufacturing operations and lower profits for the company's aluminum recycling and label manufacturing operations.

     Entertainment segment pretax results improved $33 million due to increased attendance, admissions pricing and in-park spending, partially offset by higher park operating expenses. Results in 2004 were adversely impacted by four hurricanes in Florida.

Fourth Quarter Earnings
Anheuser-Busch
Add Seven


     Equity income increased 23 percent for the full year, reflecting the benefit of Grupo Modelo volume growth, lower Mexican income taxes and the impact of reporting Tsingtao equity income, partially offset by the reduction in equity income due to the sale of the company's investment in CCU and the 2004 one-time Mexican deferred income tax benefit. Excluding the tax benefit from 2004 results, equity income for full year 2005 increased 29 percent (1)/.

o Net income decreased 18 percent compared with the full year 2004, while reported diluted earnings per share decreased 15 percent, to $2.35. Excluding one-time items, net income and diluted earnings per share decreased by 14 percent and 11 percent, respectively (1)/. Earnings per share for 2005 benefited from the company's repurchase of nearly 13 million shares.

Other Matters
-------------

         Anheuser-Busch will conduct a conference call with investors to discuss results for the fourth quarter and full year at 3 p.m. Central Time today. The company will broadcast the conference call via the Internet. For details visit the company's Internet site at www.anheuser-busch.com.


                                    # # #

Fourth Quarter Earnings
Anheuser-Busch
Add Eight


         This release contains forward-looking statements regarding the company's expectations concerning its future operations, earnings and prospects. On the date the forward-looking statements are made, the statements represent the company's expectations, but the company's expectations concerning its future operations, earnings and prospects may change. The company's expectations involve risks and uncertainties (both favorable and unfavorable) and are based on many assumptions that the company believes to be reasonable, but such assumptions may ultimately prove to be inaccurate or incomplete, in whole or in part. Accordingly, there can be no assurances that the company's expectations and the forward-looking statements will be correct. Important factors that could cause actual results to differ (favorably or unfavorably) from the expectations stated in this release include, among others, changes in the pricing environment for the company's products; changes in U.S. demand for malt beverage products, including changes in U.S. demand for other alcohol beverages; changes in consumer preference for the company's malt beverage products; changes in the cost of marketing the company's malt beverage products; regulatory or legislative changes, including changes in beer excise taxes at either the federal or state level and changes in income taxes; changes in the litigation to which the company is a party; changes in raw materials prices; changes in packaging materials costs; changes in energy costs; changes in interest rates; changes in foreign currency exchange rates; unusual weather conditions that could impact beer consumption in the U.S.; changes in attendance and consumer spending patterns for the company's theme park operations; changes in demand for aluminum beverage containers; changes in the company's international beer business or in the beer business of the company's international equity partners; changes in the economies of the countries in which the company's international beer business or its international equity partners operate; changes in the company's credit rating resulting from future acquisitions or divestitures; and the effect of stock market conditions on the company's share repurchase program. Anheuser-Busch disclaims any obligation to update or revise any of these forward-looking statements.

Fourth Quarter Earnings
Anheuser-Busch
Add Nine


Notes
-----

1. Reconciliation of Fourth Quarter and Full Year Comparative Earnings Per Share
   -----------------------------------------------------------------------------

                                       Income
                                       Before       Provision
                                       Income      for Income     Equity        Net        Earnings    Effective
    FOURTH QUARTER                      Taxes         Taxes       Income       Income     Per Share    Tax Rate
    --------------                    ----------   -----------   ---------   ----------   ----------   ---------
    2005
    ----

    Reported                            $ 167.9       $ (74.6)    $ 107.9      $ 201.2       $ 0.26        44.4%
                                      ===========  ===========   =========   ===========  ===========  =============
    2004
    ----

    Reported                            $ 370.4      $ (142.9)     $105.0      $ 332.5       $ 0.42        38.6%
                                                                                                       =============
    Gain on Sale of CCU                   (13.4)         (1.3)          -        (14.7)      (0.018)
    Deferred Income Tax Benefit From
      Mexican Income Tax Rate
      Reduction                              -            8.0       (18.0)       (10.0)      (0.013)
                                      -----------  -----------   ---------   -----------  -----------
    Excluding One-Time Items            $ 357.0      $ (136.2)     $ 87.0      $ 307.8       $ 0.39        38.2%
                                      ===========  ===========   =========   ===========  ===========  =============

    PERCENTAGE CHANGE - 2005 VS. 2004
    ---------------------------------

    Reported                              (54.7)%                     2.7%       (39.5)%      (38.1)%      (5.8) pts
                                      ===========                =========   ===========  ===========  =============
    Excluding One-Time Items              (53.0)%                    24.0%       (34.7)%      (33.3)%      (6.2) pts
                                      ===========                =========   ===========  ===========  =============

    ---------------------------------------------------------------------------------------------------------------

    FULL YEAR
    ---------
    2005
    ----

    Reported                          $ 2,191.5      $ (850.4)    $ 498.1    $ 1,839.2       $ 2.35       38.8%
                                                                                                       =============

    Gain on Sale of Spanish Theme Park    (15.4)         (3.5)                   (18.9)       (.024)
    Favorable Chile Income Tax
       Settlement on CCU Sale                 -          (6.8)                    (6.8)       (.009)
    Deferred Income Tax Benefit from
       Favorable Ohio Tax Legislation                    (7.2)                    (7.2)       (.009)
    Litigation Settlement                 105.0         (12.6)                    92.4         .118
                                      -----------  -----------   ---------   -----------  -----------

    Excluding One-Time Items          $ 2,281.1      $ (880.5)    $ 498.1    $ 1,898.7       $ 2.43       38.6%
                                      ===========  ===========   =========   ===========  ===========  =============

    2004
    ----

    Reported                          $ 2,999.4    $ (1,163.2)    $ 404.1    $ 2,240.3       $ 2.77       38.8%
                                                                                                       =============

    Commodity Hedge Gain                  (19.5)          7.4          -         (12.1)      (0.015)
    Gain on Sale of CCU                   (13.4)         (1.3)         -         (14.7)      (0.018)
    Deferred Income Tax Benefit From
      Mexican Income Tax Rate
      Reduction                              -            8.0       (18.0)       (10.0)      (0.013)
                                      -----------  -----------   ---------   -----------  -----------
    Excluding One-Time Items          $ 2,966.5    $ (1,149.1)    $ 386.1    $ 2,203.5       $ 2.73       38.7%
                                      ===========  ===========   =========   ===========  ===========  =============

    PERCENTAGE CHANGE - 2005 VS. 2004
    ---------------------------------

    Reported                              (26.9)%                    23.3%       (17.9)%      (15.2)%       -
                                      ===========                =========   ===========  ===========  =============
    Excluding One-Time Items              (23.1)%                    29.0%       (13.8)%      (11.0)%      0.1 pts
                                      ===========                =========   ===========  ===========  =============

Fourth Quarter Earnings
Anheuser-Busch
Add Ten


2.     Calculation of 2005 Earnings Per Share for 2006 Comparison Purposes
       -------------------------------------------------------------------

       The table below sets forth the assumptions used in comparing 2006 earnings per share expectations to 2005 results.
                                                            Earnings
                                                            per Share
                                                           ------------
       2005 Excluding One-Time Items (Note 1)                  $2.43
       Pro Forma Stock Option Expense                           (.12)
                                                           ------------
       2005 Including Pro Forma Stock Option Expense           $2.31
                                                           ============

3.     Revenue per Barrel
       ------------------

       Domestic revenue per barrel is calculated as net sales generated by the company's domestic beer operations on barrels of beer sold, determined on a U.S. GAAP basis, divided by the volume of beer shipped from the company's breweries to U.S. wholesalers.


4.     Reconciliation of 2005 International Beer Pretax Income Growth
       --------------------------------------------------------------

                                             Fourth Quarter                               Full Year
                                  --------------------------------------   ----------------------------------------
                                     2005         2004        Decrease        2005          2004         Decrease
                                  -----------  -----------   -----------   -----------   ------------   -----------
     Reported                         $ 16.4       $ 40.4         (59.4)%      $ 86.5        $ 130.9         (33.9)%
                                                             ===========                                ===========
     Gain on Sale of CCU                   -        (13.4)                          -          (13.4)
                                  -----------  -----------                 -----------   ------------
     Excluding CCU Gain               $ 16.4       $ 27.0         (39.3)%      $ 86.5        $ 117.5         (26.4)%
                                  ===========  ===========   ===========   ===========   ============   ===========

                                      ---------------------------------------------
                                              ANHEUSER-BUSCH COMPANIES, INC.
                                         CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                                              (IN MILLIONS, EXCEPT PER SHARE)
                                      ---------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

   (In millions, except per share)                      Fourth Quarter                           Full Year
                                                      Ended December 31,                     Ended December 31,
                                               ---------------------------------     -----------------------------------
                                                    2005              2004                 2005              2004
                                               -------------    ----------------     ---------------  ------------------
   Gross sales                                    $ 3,881.7           $ 3,880.4          $ 17,253.5          $ 17,160.2
       Excise taxes                                  (516.3)             (513.3)           (2,217.8)           (2,226.0)
                                               -------------    ----------------     ---------------  ------------------
   Net sales                                        3,365.4             3,367.1            15,035.7            14,934.2
       Cost of sales                               (2,362.5)           (2,216.7)           (9,579.5)           (8,982.5)
                                               -------------    ----------------     ---------------  ------------------
   Gross profit                                     1,002.9             1,150.4             5,456.2             5,951.7
       Marketing, distribution and
          administrative expenses                    (720.6)             (681.6)           (2,730.2)           (2,590.7)
       Litigation settlement                              -                   -              (105.0)                  -
                                               -------------    ----------------     ---------------  ------------------
   Operating income                                   282.3               468.8             2,621.0             3,361.0
       Interest expense                              (111.3)             (112.1)             (454.5)             (426.9)
       Interest capitalized                             5.1                 6.2                19.9                21.9
       Interest income                                    -                 1.3                 2.4                 4.7
       Other income/(expense), net                     (8.2)                6.2                 2.7                38.7
                                               -------------    ----------------     ---------------  ------------------
   Income before income taxes                         167.9               370.4             2,191.5             2,999.4
       Provision for income taxes                     (74.6)             (142.9)             (850.4)           (1,163.2)
   Equity income, net of tax                          107.9               105.0               498.1               404.1
                                               -------------    ----------------     ---------------  ------------------
   Net income                                     $   201.2           $   332.5          $  1,839.2          $  2,240.3
                                               =============    ================     ===============  ==================
   Basic earnings per share                       $    0.26           $    0.42          $     2.37          $     2.80
                                               =============    ================     ===============  ==================
   Diluted earnings per share                     $    0.26           $    0.42          $     2.35          $     2.77
                                               =============    ================     ===============  ==================

---------------------------------------------------------------------------------------------------------------------------

   Capital Expenditures                           $   313.6           $   363.1          $  1,136.7          $  1,089.6
                                               =============    ================     ===============  ==================
   Depreciation and Amortization                  $   246.7           $   240.7          $    979.0          $    932.7
                                               =============    ================     ===============  ==================
   Weighted Average Shares:
        Basic                                         777.0               786.9               777.5               798.9
                                               =============    ================     ===============  ==================
        Diluted                                       780.3               795.0               782.6               808.5
                                               =============    ================     ===============  ==================

---------------------------------------------------------------------------------------------------------------------------

                                    ---------------------------------------------
                                           ANHEUSER-BUSCH COMPANIES, INC.
                                                  BUSINESS SEGMENTS
                                          FOURTH QUARTER ENDED DECEMBER 31
                                                    (IN MILLIONS)
                                    ---------------------------------------------




--------------------------------------------------------------------------------------------------------------------
                              Domestic        International                                    Corporate
                                Beer              Beer          Packaging     Entertain.       & Elims.     Consol.
--------------------------------------------------------------------------------------------------------------------
     2005

Gross Sales                   $2,946.6            301.5           552.1         180.4           (98.9)     $3,881.7
Net Sales:
   - Intersegment                 $0.6                -           196.4             -          (197.0)       $ -
   - External                 $2,492.5            238.7           355.7         180.4            98.1      $3,365.4
Income Before
  Income Taxes                  $382.2             16.4            21.1          (9.2)         (242.6)       $167.9
Equity Income                        -           $107.9               -             -               -        $107.9
Net Income                      $237.0            118.0            13.1          (5.7)         (161.2)       $201.2

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
     2004
Gross Sales                   $3,001.4            299.9           518.0         162.1          (101.0)     $3,880.4
Net Sales:
   - Intersegment                 $0.7                -           192.0             -          (192.7)       $ -
   - External                 $2,551.7            235.6           326.0         162.1            91.7      $3,367.1
Income Before
  Income Taxes                  $531.5             40.4            25.7         (11.0)         (216.2)       $370.4
Equity Income                        -           $105.0               -             -               -        $105.0
Net Income                      $329.5            130.1            15.9          (6.8)         (136.2)       $332.5

--------------------------------------------------------------------------------------------------------------------


Note: In the first quarter 2005, the company began including its transportation business in the Domestic Beer segment and its real estate business within Corporate. These groups previously comprised the Other segment. Segment results for 2004 have been updated to conform to the 2005 reporting convention.

                                    ---------------------------------------------
                                           ANHEUSER-BUSCH COMPANIES, INC.
                                                  BUSINESS SEGMENTS
                                             FULL YEAR ENDED DECEMBER 31
                                                    (IN MILLIONS)
                                    ---------------------------------------------




--------------------------------------------------------------------------------------------------------------------
                              Domestic        International                                    Corporate
                                Beer              Beer          Packaging     Entertain.       & Elims.     Consol.
--------------------------------------------------------------------------------------------------------------------
     2005

Gross Sales                  $13,067.6          1,165.5         2,383.6       1,084.8          (448.0)    $17,253.5
Net Sales:
   - Intersegment                 $2.7                -           871.1             -          (873.8)     $ -
   - External                $11,079.8            932.8         1,512.5       1,084.8           425.8     $15,035.7
Income Before
  Income Taxes                $2,675.6             86.5           141.5         205.9          (918.0)     $2,191.5
Equity Income                        -           $498.1               -             -               -        $498.1
Net Income                    $1,658.9            551.7            87.7         127.7          (586.8)     $1,839.2

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
     2004
Gross Sales                  $13,388.5          1,015.1         2,276.8         989.3          (509.5)    $17,160.2
Net Sales:
   - Intersegment                 $2.8                -           880.1             -          (882.9)     $ -
   - External                $11,364.9            809.9         1,396.7         989.3           373.4     $14,934.2
Income Before
  Income Taxes                $3,279.0            130.9           163.9         172.7          (747.1)     $2,999.4
Equity Income                        -           $404.1               -             -               -        $404.1
Net Income                    $2,033.0            485.3           101.6         107.1          (486.7)     $2,240.3

--------------------------------------------------------------------------------------------------------------------


Note: In the first quarter 2005, the company began including its transportation business in the Domestic Beer segment and its real estate business within Corporate. These groups previously comprised the Other segment. Segment results for 2004 have been updated to conform to the 2005 reporting convention.

                                         ---------------------------------------------
                                                 ANHEUSER-BUSCH COMPANIES, INC.
                                             CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                         (IN MILLIONS)
                                         ---------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   (In millions, except per share)                                                   December 31,           December 31,
                                                                                         2005                   2004
                                                                                  --------------------   -------------------
   Assets
   Current Assets:
        Cash                                                                        $           225.8      $          228.1
        Accounts receivable                                                                     681.4                 696.1
        Inventories                                                                             654.5                 690.3
        Other current assets                                                                    197.0                 203.9
                                                                                  --------------------   -------------------
        Total current assets                                                                  1,758.7               1,818.4
   Investments in affiliated companies                                                        3,448.2               3,150.2
   Plant and equipment, net                                                                   9,041.6               8,847.4
   Intangible assets, including goodwill of $1,034.5 and $984.1                               1,232.6               1,191.9
   Other assets                                                                               1,073.9               1,165.5
                                                                                  --------------------   -------------------
                  Total assets                                                      $        16,555.0      $       16,173.4
                                                                                  ====================   ===================

   Liabilities and Shareholders Equity
   Current Liabilities:
        Accounts payable                                                            $         1,249.5      $        1,194.8
        Accrued salaries, wages and benefits                                                    250.9                 291.4
        Accrued taxes                                                                           156.7                 152.9
        Accrued interest                                                                        123.7                 125.2
        Other current liabilities                                                               201.8                 204.7
                                                                                  --------------------   -------------------
        Total current liabilities                                                             1,982.6               1,969.0
                                                                                  --------------------   -------------------
   Postretirement benefits                                                                      444.3                 454.2
                                                                                  --------------------   -------------------
   Debt                                                                                       7,972.1               8,278.6
                                                                                  --------------------   -------------------
   Deferred income taxes                                                                      1,682.4               1,727.2
                                                                                  --------------------   -------------------
   Other long-term liabilities                                                                1,130.3               1,076.3
                                                                                  --------------------   -------------------
   Shareholders Equity:
        Common stock, $1.00 par, authorized 1.6 billion shares                                1,468.6               1,463.0
        Capital in excess of par value                                                        1,601.8               1,425.3
        Retained earnings                                                                    16,445.6              15,407.2
        Treasury stock, at cost                                                             (15,258.9)            (14,638.5)
        Accumulated non-owner changes in equity                                                (913.8)               (988.9)
                                                                                  --------------------   -------------------
        Total Shareholders Equity                                                             3,343.3               2,668.1
                                                                                  --------------------   -------------------
   Commitments and contingencies                                                                   -                     -
                                                                                  --------------------   -------------------
                  Total Liabilities and Shareholders Equity                         $        16,555.0      $       16,173.4
                                                                                  ====================   ===================

-------------------------------------------------------------------------------------------------------------------------------

                                   -----------------------------------------------------
                                              ANHEUSER-BUSCH COMPANIES, INC.
                                      CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                                                       (IN MILLIONS)
                                   -----------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   (In millions)                                                                               Full Year
                                                                                          Ended December 31,
                                                                                  ------------------------------------
                                                                                        2005               2004
                                                                                  ------------------  ----------------
   Cash flow from operating activities:
        Net Income                                                                  $       1,839.2     $     2,240.3
        Adjustments to reconcile net income to cash
           provided by operating activities:
             Depreciation and amortization                                                    979.0             932.7
             Increase in deferred income taxes                                                  0.2             187.1
             Undistributed earnings of affiliated companies                                  (288.0)           (225.1)
             Gain on sale of business                                                         (15.4)            (13.4)
             Other, net                                                                       162.5               0.3
                                                                                  ------------------  ----------------
        Operating cash flow before changes in working capital                               2,677.5           3,121.9
             (Increase) / Decrease in working capital                                          50.3            (181.6)
                                                                                  ------------------  ----------------
        Cash provided by operating activities                                               2,727.8           2,940.3
                                                                                  ------------------  ----------------


   Cash flow from investing activities:
        Capital expenditures                                                               (1,136.7)         (1,089.6)
        Proceeds from sale of business                                                         48.3             302.5
        Acquisitions                                                                              -            (727.9)
                                                                                  ------------------  ----------------
        Cash used for investing activities                                                 (1,088.4)         (1,515.0)
                                                                                  ------------------  ----------------

   Cash flow from financing activities:
        Increase in debt                                                                      100.0           1,443.8
        Decrease in debt                                                                     (456.0)           (510.6)
        Dividends paid to shareholders                                                       (800.8)           (742.8)
        Acquisition of treasury stock                                                        (620.4)         (1,699.5)
        Shares issued under stock plans                                                       135.5             120.8
                                                                                  ------------------  ----------------
        Cash used for financing activities                                                 (1,641.7)         (1,388.3)
                                                                                  ------------------  ----------------
   Net (decrease) / increase in cash during the period                                         (2.3)             37.0
   Cash, beginning of period                                                                  228.1             191.1
                                                                                  ------------------  ----------------
   Cash, end of period                                                              $         225.8     $       228.1
                                                                                  ==================  ================

-------------------------------------------------------------------------------------------------------------------------